Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events:

(a)  $4.5 Million Senior Secured Term Loan: On January 23, 2020, the Company entered into a $4.5 million secured term loan facility with Chailease International Financial Services Co., Ltd., through one of the Company's ship-owning subsidiaries (the "M/V Magic Sun Financing"). The loan was drawn down on January 31, 2020, is repayable in 20 equal quarterly instalments plus a balloon instalment payable at maturity and bears interest at 4.50% plus LIBOR per annum. The facility contains a standard security package including a first preferred mortgage on the vessel, pledge of bank account, charter assignment, shares pledge and a general assignment over the vessel's earnings, insurances and any requisition compensation in relation to the vessel owned by the borrower, and is guaranteed by Castor and Pavimar. Pursuant to the terms of the Magic Sun Financing, the Company is also subject to a certain minimum liquidity restriction requiring the Borrower to maintain a certain credit balance with the lender as well as certain customary, for this type of facilities, negative covenants. The Company intends to use the net proceeds received under the Magic Sun Financing for general corporate purposes.

(b)  $5.0 Million Convertible Debentures: On January 27, 2020, the Company entered into a securities purchase agreement with an institutional investor (the "Investor"), pursuant to which the Company agreed to sell and the Investor agreed to purchase up to three convertible debentures (individually, a "Convertible Debenture" and collectively, the "$5.0 Million Convertible Debentures") for a maximum aggregate price of $5.0 million. On January 27, 2020, February 10, 2020 and February 19, 2020, the Company issued and sold to the Investor the three Convertible Debentures in original principal amounts of $2.0 million, $1.5 million and $1.5 million each, respectively. The $5.0 Million Convertible Debentures mature 12 months from their issuance dates, bear fixed interest of 6%, and are convertible at the Investor's option, at any time after issuance, into common shares of the Company at the lower of (i) a price of $2.25 per common share (the "Fixed Conversion Price") or (ii) 90% of the lowest daily volume weighted average price of the common stock during the 10 trading days prior to the conversion date (the "Market Conversion Price"). Additionally, Castor, in its sole discretion, may, at any time prior to the Maturity Date, redeem, in part or in whole, with cash the outstanding interest and principal under the $5.0 Million Convertible Debentures, subject to certain conditions prescribed in the agreement being met. The Company intends to use the net proceeds from this financing transaction for working capital and other general corporate purposes. As of March 27, 2020, a total number of 2,805,157 new shares were issued in the name of the Investor, thereby converting a total amount of $1,915,613 of principal and interest due under the $5.0 Million Convertible Debentures into common shares.

(c)  Coronavirus Outbreak:On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 as a pandemic as this virus has spread globally and continues to spread globally. In response to the outbreak, many countries, ports and organizations, including those where we conduct a large part of our operations, have implemented measures to combat the outbreak, such as quarantines and travel restrictions. The extent to which the coronavirus impacts our business will depend on future developments, which are highly uncertain and cannot be reasonably predicted, including new information which may emerge concerning the severity and geographic reach of the coronavirus and the effectiveness of actions to contain the coronavirus or treat its impact, among others. Accordingly, an estimate of the impact cannot be made at this time.